                                                                   EXHIBIT 10.2

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Portions of this Exhibit 10.2 have been redacted and are the subject of a confidential treatment request filed with the Secretary of the Securities and Exchange Commission
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
                                                                Exhibit 10.2

                        COLLABORATIVE RESEARCH AGREEMENT

         This COLLABORATIVE RESEARCH AGREEMENT is entered into as of December 31, 1991 by and between AMERICAN HOME PRODUCTS CORPORATION, a corporation of the State of Delaware, U.S.A. , having its principal place of business at 685 Third Avenue, New York, New York 10017, U.S.A. , as represented by its agent, Wyeth-Ayerst Laboratories Division (hereinafter collectively referred to as "Wyeth") and ONCOGENE SCIENCE, INC. (hereinafter referred to as "OSI"), a corporation of the State of Delaware, having its principal place of business at 106 Charles Lindbergh Blvd., Uniondale, New York 11553, U.S.A.

         WHEREAS, OSI was organized to develop, produce and market therapeutic and diagnostic products for the treatment and early detection and monitoring of human disease; and

         WHEREAS, OSI has developed proprietary gene transcription and gene expression modulation technology and high throughput screening systems which may be used to identify and develop novel transcription-based drugs; and

         WHEREAS, Wyeth has the capability to undertake research for the discovery and evaluation of agents for the treatment of disease and also the capability for clinical evaluation, manufacturing and marketing of such agents; and

         WHEREAS, WYETH and OSI wish to enter into a collaborative research agreement to identify and develop transcription-based drugs;

         NOW, THEREFORE, the parties agree as follows:

         1.       Definitions.

Whenever used in this Agreement, the terms defined in this Section 1 shall have the meanings specified.

                  1.1. "Affiliate" means any corporation or other legal entity owning, directly or indirectly, fifty percent or more of the voting capital shares or similar voting securities of Wyeth or OSI; or any corporation or other legal entity fifty percent or more of the voting capital shares or similar voting rights of which is owned, directly or indirectly, by Wyeth or OSI.

                  1.2. "Annual Commitment" means the amount to be paid to OSI by Wyeth to fund the Sponsored Research Program for any Commitment Year.

                  1.3. "Allocated Overhead" means the amount of overhead, including general and administrative costs, determined in accordance with generally accepted accounting principles, incurred by OSI and allocated to the Sponsored Research Program in the same proportion that the total man-hours of work performed in the Sponsored Research Program bears to the total man-hours of work performed in all OSI research programs, or such other customary allocation basis that may be agreed in writing between the parties.

                  1.4. "Annual Research Plan" means the written plan describing the annual research concerning the Targets (including budgets) to be carried out during each Commitment Year by OSI and Wyeth pursuant to this Agreement, including both the Annual Sponsored Research Plan to be carried out by OSI and the specific projects, timetables and technical goals to be pursued by Wyeth and OSI.

                  1.5. "Annual Sponsored Research Plan" means the written plan describing the research concerning the Targets to be carried out during each Commitment Year by OSI pursuant to this Agreement, including the specific projects, timetables and technical goals to be pursued by OSI. The Annual Sponsored Research Plan for Commitment Years 1 and 2 is appended hereto as
Exhibit 1.

                  1.6. "Research Program" is the collaborative research program concerning the Targets that is to be conducted by Wyeth and OSI.

                  1.7. "Sponsored Research Program" is that part of the Research Program that is to be carried out by OSI.

                  1.8.     "Effective Date" is _________________________, 19__.

                  1.9. "Target(s)" means each of those proteins identified as a drug development target in the Annual Sponsored Research Plan appended to this Agreement as Exhibit 1 concerning which proteins research projects will be conducted to identify lead compounds from which transcription-based drugs may be developed or derived, including all therapeutic indications identified in the course of such research projects.

                  1.10. "Contract Period" means the period beginning on the Effective Date and ending on the date on which this Agreement terminates.

                  1.11. "Commitment Year" means a twelve-month period terminating on each anniversary of the Effective Date.

                  1.12. "Technology" means and includes all technology and technical information concerning a Target that pertains to the development of human therapeutic products, including all laboratory notebooks, research plans, inventions, cultures, strains, vectors, genes and gene fragments and their sequences, cell lines, hybridoma cell lines, monoclonal and polyclonal antibodies, proteins and protein fragments, non-protein chemical structures and methods for synthesis, structure-activity relationships, computer models of chemical structures, computer software, assay methodology, processes, materials and methods for production, recovery and purification of natural products, formulas, plans, specifications, characteristics, equipment and equipment designs, marketing surveys and plans, business plans, know-how, experience and trade secrets.

                  1.13. "OSI Technology" means all Technology that pertains to a Target and relates to transcriptional modulation of gene expression of the gene encoding the Target, including all improvements thereto and the use of such Technology to develop transcription-based drugs, that is or was:

                           (a) developed by employees of, or consultants to, OSI alone or jointly with third parties including Wyeth; or

                           (b) acquired by purchase, license, assignment or other means from third parties by OSI. OSI Technology shall include all such Technology other than Wyeth Technology.

                  1.14. "Wyeth Technology" means all Technology developed through the use of OSI Technology that pertains to a Target and relates to specific chemical compounds or drugs or the therapeutic use(s) of such compounds or drugs, that is or was:

                           (a) developed by employees of, or consultants to, Wyeth alone or jointly with third parties including OSI; or

                           (b) acquired by purchase, license, assignment or other means from third parties by Wyeth.

                  1.15. "OSI Confidential Information" means all information about any element of OSI Technology which is disclosed by OSI to Wyeth, orally or in writing, and designated "Confidential" in writing by OSI no later than thirty (30) days after the time of disclosure to Wyeth to the extent that such information as of the date of disclosure to Wyeth is not (i) known to Wyeth other than by virtue of a prior confidential disclosure to Wyeth by OSI or (ii) disclosed in the published literature, or otherwise generally known to the public, or (iii) obtained by Wyeth from a third party free from any obligation of secrecy to OSI; provided, however, that such third party has no obligation of confidentiality to Wyeth.

                  1.16. "Wyeth Confidential Information" means all information about any element of Wyeth Technology which is disclosed by Wyeth to OSI, orally or in writing, and designated "Confidential" in writing by Wyeth no later than thirty (30) days after the time of disclosure to OSI to the extent that such information as of the date of disclosure to OSI is not (i) known to OSI other than by virtue of a prior confidential disclosure to OSI by Wyeth or
(ii) disclosed in the published literature, or otherwise generally known to the public, or (iii) obtained by OSI from a third party free from any obligation of secrecy to Wyeth; provided, however, that such third party has no obligation of confidentiality to OSI.

                  1.17. "OSI Patent Rights" means all applications for letters patent, whether domestic or foreign, which are encompassed within OSI Technology, including all continuations, continuations-in-part, divisions, renewals and patents of addition thereof, all letters patent granted thereon, and all reissues and extensions thereof.

                  1.18. "Wyeth Patent Rights" means all applications for letters patent, whether domestic or foreign, which are encompassed within Wyeth Technology, including all continuations, continuations-in-part, divisions, renewals and patents of addition thereof, all letters patent granted thereon, and all reissues and extensions thereof.

                  1.19. "Valid Claim" means a claim within OSI Patent Rights or Wyeth Patent Rights so long as such claim shall not have been disclaimed by Wyeth or OSI, whichever is appropriate, or shall not have been held invalid in a final decision rendered by a tribunal of competent jurisdiction from which no appeal has been or can be taken.

                  1.20. "Human Therapeutic Product" means any product for the treatment or management of any disease state in a human patient or any other human therapeutic indication derived from the Research Program in the course of research concerning a Target.

                  1.21. "Licensed Human Therapeutic Product" means a Human Therapeutic Product that employs Wyeth Patent Rights, OSI Patent Rights, Wyeth Technology or OSI Technology in its manufacture, use or sale.

                  1.22.    "Event of Termination" has the meaning set forth in
Section 9.3.

                  1.23.    "Funding Payments" has the meaning set forth in
Section 3.

                  1.24. "Person" means any individual, estate, trust, partnership, joint venture, association, firm, corporation, company, or other entity.

                  1.25.    "Research Committee" has the meaning specified in
Section 2.2.

         2.       Collaborative Research Program.

                  2.1.1. Purpose. OSI and Wyeth shall conduct a collaborative research program concerning the Targets (the "Research Program") throughout the Contract Period. The Research Program shall include, as a component, a research program that shall be pursued by OSI and that shall be funded by Wyeth throughout the Contract Period (the "Sponsored Research Program") . The objective of the Research Program is to discover and develop Human Therapeutic Products.

                  2.1.2. Annual Research Plan. The Annual Research Plan for the first and second Commitment Years is described in Exhibit 1. Wyeth shall have the option to extend the Annual Research Plan beyond the second Commitment Year, which extension shall be on the basis of mutual agreement of the parties. For each Commitment Year after the first Commitment Year, an Annual Research Plan shall be prepared by the Research Committee for submission to, and approval by, Wyeth and OSI no later than sixty (60) days before the end of the prior Commitment Year. The Annual Research Plan and the Annual Sponsored Research Plan for each Commitment Year shall be appended to and made part of this Agreement.

                  2.1.3.   Exclusivity.

                           OSI agrees that during the Contract Period neither
OSI nor any of its Affiliates shall conduct research itself, or sponsor any research, or engage in any research sponsored by any Person not a party to this Agreement, if the objective of such research is to use any Target in the discovery and development of Human Therapeutic Products.

                  2.2.     Research Committee.

                  2.2.1. Purpose. A Research Committee shall be established by Wyeth and OSI to:

                  (a) review, coordinate and evaluate progress under the Annual Research Plan;

                  (b) prepare the Annual Research Plan including the budget for each Commitment Year; and

                  (c) coordinate the OSI and Wyeth programs and the exchange of information and materials that relate to the Research Program.

                  2.2.2. Membership. Wyeth and OSI each shall appoint, in its sole discretion, an equal number of members to the Research Committee. Substitutes may be appointed at any time.

              The members initially shall be:

         OSI Appointees:   ***

                           ***

                           ***


         Wyeth Appointees: ***

                           ***

                           ***


                  2.2.3. Chair. The Research Committee shall be chaired by two co-chairpersons, one appointed by Wyeth and the other appointed by OSI.

                  2.2.4. Meetings. The Research Committee shall meet at least quarterly, at places and on dates selected by each party in turn. Representatives of Wyeth or OSI, or both, in addition to members of the Research Committee, may attend such meetings at the invitation of both parties.

                  2.2.5 Minutes. The Research Committee shall keep accurate minutes of its deliberations which record all proposed decisions and all actions recommended or taken. The minutes shall be delivered to all Research Committee members within five working days after each meeting. The party hosting the meeting shall be responsible for the preparation of the minutes. Draft minutes shall be edited by the co-chairpersons and shall be issued in final form only with their approval and agreement.

***These portions deleted pursuant to a request for confidential treatment.

                  2.2.6. Decisions. Subject to the provisions of Section 2.1.2, all technical decisions of the Research Committee shall be made by majority vote of.the members. Business decisions shall be made by the managements of Wyeth and OSI, in consultation with each other. If the parties are unable to agree, Wyeth shall have the final say in all technical and business decisions.

                  2.2.7. Expenses. Wyeth and OSI shall each bear all expenses of their respective members related to participation on the Research Committee.

          3.      Funding Payments.

                  3.1 The Annual Commitment for the first Commitment Year is ***. The Annual Commitment for the second Commitment Year is ***.

                  3.2 Payments by Wyeth to cover OSI's total, actual research costs, plus Allocated Overhead, (the "Funding Payments") shall not exceed the Annual Commitment in any Commitment Year, unless mutually agreed upon by both parties. The Annual Commitment for the second Commitment Year is based on *** man-years per Target which is the expected average requirement, and is subject to modification by mutual agreement if an unusually large number of lead compounds are identified or if additional genetic constructs are required to be constructed by OSI to facilitate lead development as specified in Exhibit 1.

                           3.2.1.   All Funding Payments shall be made quarterly
in advance for work scheduled to be performed by OSI during any three (3) month period, against OSI's invoice for such three (3) month period. Adjustments as necessary to reflect the work actually performed by OSI shall be made at the end of each three (3) month period and shall be reflected in OSI's invoice for the next three (3) month period.

                           3.2.2.   The amount of the Funding Payment for each
quarter shall be based on the work in progress pursuant to the applicable Annual Sponsored Research Plan and the associated annual budget; provided, however, that the aggregate amount of Funding Payments made in any Commitment Year shall not exceed the Annual Commitment for such Commitment Year, unless approved in advance by Wyeth.

                           3.2.3.   Each Funding Payment shall be paid on the
first day of the quarter or ten (10) days after receipt of the applicable invoice, whichever is later.

*** These portions deleted pursuant to a request for confidential treatment.

         4.       Wyeth Rights and Obligations.

                  4.1. Diligent Efforts. Wyeth and OSI each shall use reasonably diligent efforts to achieve the objectives of the Research Program. OSI will use reasonably diligent efforts to pursue the research objectives described in Exhibit 1 and Wyeth will use reasonably diligent efforts to assist OSI in the pursuit of those objectives. To achieve the objectives of the Research Program, Wyeth will specifically use reasonably diligent efforts:

                           (a)       to advance the pharmacological assessment
of compounds identified by OSI in order to select those worthy of further investigation;

                           (b)       to determine the chemical structure of the
selected compounds and to make related compounds to determine the relationship between structure and activity and to identify potential development candidates;

                           (c)       to select development candidates;

                           (d)       to assess safety and efficacy of the
selected development candidates in animals and in human patients under conditions designed to yield date suitable for inclusion in approval applications to be submitted to the U.S. Food and Drug Administration; and

                           (e)       to develop manufacturing methods and
pharmaceutical formulations for those selected candidates.

         5.       Treatment of Confidential Information.

                  5.1.     Confidentiality.

                           5.1.1.   Wyeth and OSI each recognize that the
other's Confidential Information constitutes highly valuable proprietary, confidential information. Wyeth and OSI each agree that during the term of this Agreement and for five (5) years thereafter, they will keep confidential all Confidential Information that is disclosed to them or to any of their Affiliates pursuant to this Agreement. Neither Wyeth nor OSI nor any of their Affiliates shall use such Confidential Information except as expressly permitted in this Agreement.

                           5.1.2.   Wyeth and OSI acknowledge that the Wyeth and
OSI Confidential Information is highly valuable, proprietary, confidential information, and agree that any disclosure of Confidential Information to any officer, employee or agent of the other or of any of its Affiliates shall be made only if, and to the extent, necessary to carry out its responsibilities under this Agreement and shall be limited to the maximum extent possible consistent with such responsibilities. Each party agrees not to disclose the other's Confidential Information to any third party under any circumstance without written permission. Each party shall take such action, and shall cause its Affiliates to take such action, to preserve the confidentiality of the other's Confidential Information as it would customarily take to preserve the confidentiality of its own confidential information. Each party, upon the other's request, will return all the Confidential Information disclosed to it pursuant to this Agreement, including all copies and extracts of documents within sixty (60) days of the request after the termination of this Agreement.

                           5.1.3.   OSI represents that all of its employees
participating in the Research Program who shall have access to Wyeth Confidential Information are bound by agreements to maintain such information in confidence. Consultants will be similarly bound.

                  5.2. Publication. Except as required to pursue patent protection, the parties agree not to publish the results obtained in the course of the Research Program unless mutually agreed, in which case the results may be submitted for publication following scientific review by the Research Committee and subsequent approval by OSI's and Wyeth's managements.

                  5.3. Disclosure of Inventions. Each party shall promptly inform the other about all inventions that concern the Targets which are conceived, made or developed in the course of carrying out the Research Program by employees of, or consultants to, either of them solely, or jointly with employees of, or consultants to, the other. This Agreement shall not be construed to obligate either party to disclose to the other any invention which does not concern the Targets.

                  5.4. Restrictions on Transferring Materials. Wyeth and OSI recognize that the biological, biochemical and chemical compounds and materials which are part of OSI Technology or Wyeth Technology represent valuable commercial assets. Therefore, throughout the Contract Period and for five (5) years thereafter, OSI and Wyeth each agree not to transfer to any third party any such compound or material which constitutes Technology owned solely by the other party. Additionally, throughout the Contract Period and for six (6) months thereafter, OSI and Wyeth each agree not to transfer to any third party any such compound or material which constitutes Technology owned solely by it unless prior consent for any such transfer is obtained from the other, which consent shall not be unreasonably withheld, and unless such third party agrees as a condition of any such transfer not to transfer the material further and to use the material only for research purposes not directed toward the development of Human Therapeutic Products.

         6.       Intellectual Property Rights.

                  6.1. Ownership. All OSI Technology and OSI Patent Rights shall be owned solely by OSI regardless of whether such Technology or Patent Rights are developed, conceived, discovered, or invented by employees of, or consultants to, OSI solely or jointly with employees or, or consultants to, Wyeth. All Wyeth Technology and Wyeth Patent Rights shall be owned solely by Wyeth regardless of whether such Technology or Patent Rights are developed, conceived, discovered, or invented by employees of, or consultants to, Wyeth solely or jointly with employees of, or consultants to, OSI.

                  6.2. Filing, Prosecution and Maintenance of Patent Rights. OSI shall have the exclusive right, at its expense and in its sole discretion to file, prosecute, defend, enforce, and maintain OSI Patent Rights. Wyeth shall have the exclusive right, at its expense and in its sole discretion to file, prosecute, defend, enforce and maintain Wyeth Patent Rights.

                  6.3. Consultation Concerning Patent Rights. OSI and Wyeth shall each provide to the other copies of all patent applications within OSI Patent Rights or Wyeth Patent Rights, respectively, which relate to the Targets prior to filing such applications for the purpose of obtaining substantive comments of the other's patent counsel. Each party shall provide to the other copies of all documents relating to prosecution of such patent applications in a timely manner. Each party shall provide to the other every six (6) months a reporting detailing the status of all such patent applications.

         7. Acquisition of Rights from Third Parties. During the Contract Period, OSI and Wyeth shall promptly notify each other in writing of any and all opportunities to acquire in any manner from third parties, technology or patents which may be useful in, or may relate to, the Research Program. OSI and Wyeth shall decide if such rights shall be acquired and, if so, whether by OSI or Wyeth. If acquired, such rights shall become OSI Technology or Wyeth Technology, whichever is appropriate.

         8.       Option to Receive Exclusive Licenses: Other Agreements.

                  8.3.1. OSI hereby grants to Wyeth an exclusive option to obtain exclusive licenses on a Target by Target basis under the terms and conditions set forth in the domestic and international License Agreements appended hereto as Exhibits 2 and 3, respectively, with respect to any product or products which may derive from the Collaborative Research Program in a Target area. Wyeth may exercise its option to obtain an exclusive license at any time during the term of this Agreement as soon as a potential Human Therapeutic Product in a Target area is identified through the Collaborative Research Program and upon the giving of written notice to OSI of its exercise of the option provided by this section 8. It is further provided that Wyeth shall have the right to identify a licensable Human Therapeutic Product in a specific Target area for a period of up to one (1) year after the expiration of the Collaborative Research Agreement.

                  8.3.2. Wyeth agrees that it will not develop, manufacture, use or sell any compound identified as a potential Human Therapeutic Product through the Collaborative Research Program other than pursuant to the terms and conditions of the License Agreements appended hereto.

                  8.3.3. Other than the License Agreements appended hereto as Exhibits 2 and 3, this Agreement is the sole agreement with respect to the subject matter hereof.

         9.       Term, Extension, Termination and Disengagement.

                  9.1. Term. Unless sooner terminated or extended, this Agreement shall expire on September 30, 1995, subject to the early termination provisions in Section 9.5.

                  9.2. Extension. Wyeth, at least four months prior to the end of the term, shall notify OSI in writing if it desires to extend the Sponsored Research Program. If OSI is willing to extend the Sponsored Research Program on mutually acceptable terms, OSI must so notify Wyeth within forty-five
(45) days after receipt of Wyeth's notice. Wyeth and OSI shall thereafter promptly negotiate in good faith terms of any extension to this Agreement.

                  9.3. Events of Termination. The following events shall constitute events of termination ("Events of Termination"):

                  (a) any representation or warranty by OSI or Wyeth, or any of its officers, under or in connection with this Agreement shall prove to have been incorrect in any material respect when made;

                  (b) OSI or Wyeth shall fail in any material respect to perform or observe any term, convent or understanding contained in this Agreement or in any of the other documents or instruments delivered pursuant to, or concurrently with, this Agreement, and any such failure shall remain unremedied for thirty (30) days after written notice to the failing party.

                  9.4.     Termination.

                           9.4.1.   Upon the occurrence of any Event of
Termination, the party not responsible may, by notice to the other party, terminate this Agreement.

                           9.4.2.   If Wyeth terminates this Agreement pursuant
to Section 9.4.1, the License Agreements shall continue according to their terms. If OSI terminates this Agreement pursuant to Section 9.4.1, the License Agreements shall also terminate.

                  9.5. Termination by Wyeth. After this Agreement has been in effect for a period of twenty (20) months, Wyeth may terminate this Agreement, with or without cause, by giving OSI four (4) months notice at any time after the expiration of said 20 month period. If Wyeth terminates this Agreement pursuant to this section, it will make the Funding Payments which would otherwise have been due for such four-month period and will retain all rights set forth in any License Agreements then in effect subject to the requirements of those Agreements.

         10. Representations and Warranties. OSI and Wyeth each represents and warrants as follows:

                  10.1. It is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and of New York, respectively, and is qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification and has all requisite power and authority, corporate or otherwise, to conduct its business as now being conducted, to own, lease and operate its properties and to execute, deliver and perform this Agreement.

                  10.2. The execution, delivery and performance by it of this Agreement have been duly authorized by all necessary corporate action and do not and will not (a) require any consent or approval of its stockholders, (b) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or any provision of its charter or by-laws or (c) result in a breach of or constitute a default under any material agreement, mortgage, lease, license, permit or other instrument or obligation to which it is a party or by which it or its properties may be bound or affected.

                  10.3. This Agreement is a legal, valid and binding obligation of it and is enforceable against it in accordance with its terms and conditions, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws, from time to time in effect, affecting creditor's rights generally.

                  10.4. It is not under any obligation to any Person, contractual or otherwise, that is conflicting or inconsistent in any respect with the terms of this Agreement or that would impede the diligent and complete fulfillment of its obligations.

                  10.5. It has good and marketable title to or valid leases or licenses for, all of its properties, rights and assets necessary for the fulfillment of its responsibilities and the Research Program, subject to no claim of any third party other than the relevant lessors or licensors.

         11. Notices. All notices shall be mailed via certified mail, return receipt requested, or courier, addressed as follows, or to such other address as may be designated from time to time:

                  If to Wyeth:     To Wyeth at its address as set forth at the
                                   beginning of this Agreement
                                   Attention:        Executive Vice President,
                                                     Wyeth-Ayerst Research

                                   with copy to:    Office of the General
                                                    Counsel

                  If to OSI:       To OSI at its address as set forth at the
                                   beginning of this Agreement
                                   Attention: President

Notices shall be deemed given as of the date of receipt.

         12. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York.

         13.      Miscellaneous.

                  13.1. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective legal representatives, successors and permitted assigns.

                  13.2. Headings. Paragraph headings are inserted for convenience of reference only and do not form a part of this Agreement.

                  13.3. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original.

                  13.4. Amendment; Waiver; etc. This Agreement may be amended, modified, superseded or canceled, and any of the terms may be waived, only by a written instrument executed by each party or, in the case of waiver, by the party or parties waiving compliance. The delay or failure of any part at any time or times to require performance of any provision shall in no manner affect its rights at a later time to enforce the same.

                  13.5. No Third Party Beneficiaries. No Person not a party to this Agreement, including any employee of any party to this Agreement, shall have or acquire any rights by reason of this Agreement. Nothing contained in this Agreement shall be deemed to constitute the parties partners with each other or any Person.

                  13.6. Assignment and Successors. This Agreement may not be assigned by either party, in whole or in part, except to an Affiliate, to a purchaser of all or substantially all of its assets or to any successor corporation resulting from any merger or consolidation with or into such corporation.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

                                            AMERICAN HOME PRODUCTS CORPORATION


                                            By:_________________________________

                                            Title:______________________________


                                            ONCOGENE SCIENCE, INC.


                                            By:_________________________________

                                            Title:______________________________

                                    EXHIBIT 1



                         ANNUAL SPONSORED RESEARCH PLAN

                       FOR COMMITMENT YEARS 1 AND 2 OF THE

                          WYETH-AYERST/ONCOGENE SCIENCE

                        COLLABORATIVE RESEARCH AGREEMENT

1.       Executive Summary

Oncogene Science has developed a proprietary gene transcription-based technology to identify new drug leads. A summary reviewing the advantages of gene transcription as an approach to drug discovery is attached in Appendix 1. A collaboration with Wyeth-Ayerst Research is proposed to exploit this technology in order to develop drugs in four therapeutic areas: non-insulin dependent diabetes, immunomodulation, asthma, and osteoporosis. The immediate goal is to identify small molecular weight compounds which specifically modulate the transcription of four target genes *** thereby either increasing or decreasing the concentration of the corresponding protein product. ***.

***

***

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                                      -2-

2.       Program Overview

Oncogene Science has developed a unique drug discovery technology specifically designed to identify compounds which affect the transcription of target genes. Once a particular gene has been chosen as a target, the next step of the process is to clone the regions of DNA which regulate expression of that gene. These sequences are then fused to a highly sensitive reporter gene (the firefly luciferase gene) which generates a readily measurable signal in response to changes in transcription of the target gene. This genetically engineered DNA construct is then introduced into an appropriate cell type and stable lines isolated. Such cell lines will generate a signal which reflects a change in gene expression when an appropriate compound is added to the tissue culture media. Lead identification is based upon very highthroughput drug screening, ie., screening up to 100,000 compounds or fermentation broths against each target in a single year. To achieve this, a fully automated screening system has been developed using state-of-the-art robotics developed at Oncogene Science. Complete automation not only allows the primary screen to be cost effective, but has proved essential to obtain highly quantitative and reproducible data from a transcription based screen of this type. Each robotic system can analyze several thousand samples per week against multiple target genes.

By using multiple targets in the primary screen, activity, cytotoxicity, and initial gene specificity can be evaluated rapidly. ***. Compounds which are active in the primary screen are immediately retested to establish an EC(50)/cytotoxicity index. Automated on-line data reduction and statistical analysis allows rapid quantitative determination to identify the initial lead compounds. Complete data sets and lists of lead compounds can be provided in a format compatible with Wyeth Ayerst's existing data analysis system. ***. Appropriate tertiary assays and animal models can then be employed for the later stages of lead development, and typically would be conducted at Wyeth-Ayerst.

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
3.       Specific Targets

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
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
Appendix A

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Payment Schedule
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*Subject to approved work plan.

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                                      -17-

Appendix B

Development/Screening Collaborative Program

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                                      -18-

                                EXHIBIT 2

                            LICENSE AGREEMENT

         This LICENSE AGREEMENT is entered into as of ___________, 1991 (the "Effective Date") by and between AMERICAN HOME PRODUCTS CORPORATION, a corporation of the State of Delaware, U.S.A., having its principal place of business at 685 Third Avenue, New York, New York 10017, U.S.A., as represented by its agent, Wyeth-Ayerst Laboratories Division (hereinafter collectively referred to as "Wyeth") and ONCOGENE SCIENCE, INC. (hereinafter referred to as "OSI"), a corporation of the State of Delaware, having its principal place of business at 106 Charles Lindbergh Blvd., Uniondale, New York 11553, U.S.A.

         In consideration of the mutual covenants and promises set forth in this Agreement, the parties agree as follows:

1.       Definitions.

         The capitalized terms used in this Agreement shall have the meanings specified for such terms in this Section 1 and in Section 1 of the Collaborative Research Agreement to which this License Agreement is appended.

         1.1 "Collaborative Research Agreement" means the Collaborative Research Agreement between Wyeth and OSI effective ___________, 1991.

         1.2 "Net Sales" means the gross sales by Wyeth or any sublicensee of Wyeth for arm's-length sales to a third party or parties of Licensed Human Therapeutic Products, less transportation, normal returns and allowance (actually paid or allowed by Wyeth), customary discounts (whether cash or trade) and sales or other taxes based on the sales prices whether or not absorbed by Wyeth, but not including taxes assessed against income derived from such sales.

         1.3 "Licensed Human Therapeutic Product" means a Human Therapeutic Product that employs Wyeth Patents Rights, OSI Patent Rights, Wyeth Technology or OSI Technology in its manufacture, use or sale.

         1.4 "Territory" means the United States of America, its territories and possessions and the Commonwealth of Puerto Rico.

2.       Grant of Licenses.

         2.1     License Granted to Wyeth under OSI Patent Rights.

                 OSI grants to Wyeth the exclusive license, including the right to grant sublicenses, to develop, make, use and sell Human Therapeutic Products in the Territory under all OSI's right, title and interest in OSI Patent Rights.

         2.2     License Granted to Wyeth under OSI Technology.

                 OSI grants to Wyeth the exclusive license, including the right to grant sublicenses, to develop, make, use and sell Human Therapeutic Products in the Territory under all OSI's right, title and interest in OSI Technology.

         2.3     Term of License Grants.

                 2.3.1 The term of the grant set forth in Section 2.1 shall commence on the Effective Date and shall terminate on the date of the last to expire of OSI Patent Rights.

                 2.3.2 The term of the grant set forth in Section 2.2 shall commence on the Effective Date and shall run perpetually.

                 2.3.3 Wyeth shall have a royalty-free license to manufacture, use and sell each Licensed Human Therapeutic Product in the Territory after the expiration of Wyeth's last obligation to pay royalties on Net Sales of such Licensed Human Therapeutic Product.

         2.4     Wyeth Obligations.

                 2.4.1 Wyeth shall use reasonably diligent efforts to commercially develop Licensed Human Therapeutic Products. This requirement shall be deemed satisfied with respect to any specific Target area if Wyeth is developing any Human Therapeutic Product in that Target area. Such development will be shown by semi-annual progress reports which demonstrate that the Human Therapeutic Product remains an active candidate for filing in an Investigational New Drug Application with the U.S. Food and Drug Administration. Wyeth shall have an exclusive license to all Human Therapeutic Products arising from the Collaborative Research Program in a Target Area so long as it satisfies its development obligation with respect to any specific Target area as provided for in this Section 2.4.1.

                 2.4.2 In the event that, in the course of its development of a Human Therapeutic Product as provided for in Section 2.5.1, it becomes apparent, in Wyeth's determination, that a Product or Products will not be commercially viable, the parties agree to the following disposition of such Product or
Products:

                 a) if the determination arises during or after the term of the Collaborative Research Agreement, and the Product or Products are not the sole development candidates in a specific Target area, the Product or Products shall remain exclusively licensed to Wyeth;

                 b) if the determination arises after expiration of the Collaborative Research Agreement and if the Products are the sole development candidate or candidates in a specific Target area, OSI shall have the option to an exclusive license thereto, including the right to grant sublicenses, under Wyeth Patent Rights and Wyeth Technology on terms to be negotiated mutually by the parties.

         2.5     Technical Assistance.

                 OSI shall provide to Wyeth or any sublicensee of Wyeth, at Wyeth's request and expense, any assistance reasonably necessary to enable Wyeth or such sublicensee to manufacture, use or sell each Licensed Human Therapeutic Product and to enjoy fully all the rights granted to Wyeth pursuant to this Agreement.

3.       Royalties, Payments of Royalties, Accounting for Royalties Records.

         3.1     Patent and Tgchnology Rights.

                 Wyeth shall pay OSI a royalty based on the Net Sales of each Licensed Human Therapeutic Product, the manufacture, use or sale of which would infringe a Valid Claim within OSI Patent Rights or Wyeth Patent Rights if such manufacture, use or sale were by an unlicensed third party or which employs OSI Technology or Wyeth Technology. Such royalty shall be paid from the date of first commercial sale of each such Licensed Human Therapeutic Product until the expiration of the last applicable patent to expire or ten (10) years from the date of such first commercial sale, whichever is later.

         3.2     Royalty Rates - Patent Rights and Technology.

                 Wyeth shall pay OSI a royalty of *** percent *** of Net Sales of each Human Therapeutic Product licensed under Section 2.1 or 2.2. Only one royalty will be due on Net Sales of any such Human Therapeutic Product.

         3.3     Payment Dates.

                 Royalties shall be paid by Wyeth on Net Sales within sixty (60) days after the

*** These portions deleted pursuant to a request for confidential treatment.

end of each calendar quarter in which such Net Sales are made. Such payments shall be accompanied by a statement showing the Net Sales of each Licensed Human Therapeutic Product by Wyeth or any sublicensee of Wyeth and a calculation of the amount of royalty due.

         3.4     Accounting.

                 No royalties on Net Sales shall be payable on sales transactions between or among Wyeth and its Affiliates; the final vendee sale to a third party alone shall be used for the purpose of determining the royalty payments due hereunder. The Licensed Human Therapeutic Product subject to royalty payment shall be deemed sold when invoiced, or if not invoiced, when the same shall be shipped or delivered to the third party. All taxes, assessments and fees of any nature levied or incurred on account of any payments accruing under this Agreement, by national, state or local governments, will be assumed and paid by Wyeth except taxes levied thereon as income to OSI and if such taxes are required to be withheld by Wyeth, they will be deducted from such payments due to OSI and will be paid by Wyeth for the account of OSI, and a receipt therefor secured and sent to OSI.

         3.5     Records.

                 Wyeth shall keep for three (3) years from the date of each payment of royalties complete and accurate records of sales by Wyeth of each Licensed Human Therapeutic Product in sufficient detail to allow the accruing royalties to be determined accurately. OSI shall have the right for a period of three (3) years after receiving any report or statement with respect to royalties due and payable to appoint at its expense an independent certified public accountant reasonably acceptable to Wyeth to inspect the relevant records of Wyeth to verify such report or statement. Wyeth shall make its records available for inspection by such independent certified public accountant during regular business hours at such place or places where such records are customarily kept, upon reasonable notice from OSI, to the extent reasonably necessary to verify the accuracy of the reports and payments. Such inspection right shall not be exercised more than once in any calendar year nor more than once with respect to sales in any given period. OSI agrees to hold in strict confidence all information concerning royalty payments and reports, and all information learned in the course of any audit or inspection, except to the extent it is necessary for OSI to reveal such information in order to enforce its rights under this Agreement or if disclosure is required by law. The failure of OSI to request verification of any report or statement during said three-year period shall be considered acceptance of the accuracy of such report, and Wyeth shall have no obligation to maintain records pertaining to such report or statement beyond said three-year period. The results of the inspection shall be binding on both parties.

4.       Legal Action.

         4.1.1 Actual or Threatened Disclosure or Infringement of Wyeth Patent Rights or Technology


                 When information comes to the attention of Wyeth to the effect that any Wyeth Patent Rights or Technology relating specifically to a Licensed Human Therapeutic Product have been, or are threatened to be, unlawfully disclosed or that any of the exclusive rights granted by this Agreement has been or is threatened to be unlawfully infringed, Wyeth shall have the right at its expense to take such action as it may deem necessary to prosecute or prevent such unlawful disclosure or infringement, including the right to bring or defend any suit, action or proceeding involving any such disclosure or infringement. Wyeth shall notify OSI promptly of the receipt of any such information and of the commencement of any such suit, action or proceeding. If Wyeth determines that it is necessary or desirable for OSI to join any such suit, action or proceeding, OSI shall execute all papers and perform such other acts as may be reasonably required to permit Wyeth to act in OSI's name. In the event that Wyeth brings a suit, it shall have the right first to reimburse itself out of any sums recovered in such suit or insist settlement for all reasonable costs and expenses of every kind and character, including reasonable attorney's fees, involved in the prosecution of any suit, and *** percent *** of any funds that shall remain from said recovery shall be distributed to OSI and the balance of such funds shall be retained by Wyeth. If Wyeth does not, within one hundred twenty (120) days after giving notice to OSI of the above-described information, notify OSI of Wyeth's intent to bring suit against any infringer, OSI shall have the right to bring suit for such alleged infringement, but it shall not be obligated to so do, and may join Wyeth as party plaintiff, if appropriate, in which event OSI shall hold Wyeth free, clear and harmless from any and all costs and expenses of such litigation, including attorney's fees, and any sums recovered in any such suit or in its settlement shall belong to OSI. However, *** percent *** of any such sums received by OSI, after deduction of the costs and expenses of litigation, including attorney's fees paid, shall be paid to Wyeth. Each party shall always have the right to be represented by counsel of its own selection and at its own expense in any suit instituted by the other for infringement, under the terms of this Section 4.1.1. If Wyeth lacks standing to bring any such suit, action or proceeding, then OSI shall do so at the request of Wyeth and at Wyeth's expense.

*** These portions deleted pursuant to a request for confidential treatment.

         4.1.2 Actual or Threatened Disclosure or Infringement of OSI Patent Rights or Technology


                 When information comes to the attention of OSI to the effect that any OSI Patent Rights or Technology relating specifically to a Licensed Human Therapeutic Product have been, or are threatened to be, unlawfully disclosed or that any of the exclusive rights granted by this Agreement has been, or is threatened to be, unlawfully infringed, OSI shall have the right at its expense to take such action as it may deem necessary to prosecute or prevent such unlawful disclosure or infringement, including the right to bring or defend any suit, action or proceeding involving any such disclosure or infringement. OSI shall notify Wyeth promptly of the receipt of any such information and of the commencement of any such suit, action or proceeding. If Wyeth determines that it is necessary or desirable for Wyeth to join any such suit, action or proceeding, Wyeth shall execute all papers and perform such other acts as may be reasonably required to permit OSI to act in Wyeth's name. In the event that OSI brings a suit, it shall have the right first to reimburse itself out of any sums recovered in such suit or in its settlement for all reasonable costs and expenses of every kind and character, including reasonable attorney's fees, involved in the prosection of any suit, and *** percent *** of any funds that shall remain from said recovery shall be distributed to Wyeth and the balance of such funds shall be retained by OSI. If OSI does not, within one hundred twenty
(120) days after giving notice to Wyeth of the above-described information, notify Wyeth of OSI's intention to bring suit against any infringer, Wyeth shall have the right to bring suit for such alleged infringement, but it shall not be obligated to do so, and may join OSI as party plaintiff, if appropriate, in which event Wyeth shall hold OSI

*** These portions deleted pursuant to a request for confidential treatment.

free, clear and harmless from any and all costs and expenses of such litigation, including attorney's fees, and any sums recovered in any such suit or in its settlement shall belong to Wyeth. However, *** percent *** of any such sums received by Wyeth, after deduction of the costs and expenses of litigation, including attorney's fees paid, shall be paid to OSI. Each party shall always have the right to be presented by counsel of its own selection and at its own expense in any suit instituted by the other for infringement, under the terms of this Section 4.1.2. If OSI lacks standing to bring any such suit, action or proceeding, then Wyeth shall do so at the request of OSI and at OSI's expense.

         4.2     Defense of Infringement Claims.

                 OSI will cooperate with Wyeth at Wyeth's expense in the defense of any suit, action or proceeding against Wyeth or any sublicensee of Wyeth alleging the infringement of the intellectual property rights of a third party by reason of the use of Patent Rights or Technology in the manufacture, use or sale of any Licensed Human Therapeutic Product. Wyeth shall give OSI prompt written notice of the commencement of any such suit, action or proceeding or claim of infringement and will furnish OSI a copy of each communication relating to the alleged infringement. OSI shall give to Wyeth all authority (including the right to exclusive control of the defense of any such suit, action or proceeding and the exclusive right to compromise, litigate, settle or otherwise dispose of any such suit, action or proceeding), information and assistance necessary to defend or settle any such suit, action or proceeding. If the parties agree that OSI should institute or join any suit, action or proceeding pursuant to this Section 4.2, Wyeth may join OSI as a defendant if necessary or desirable, and OSI at Wyeth's expense shall executive all documents and take all other

*** These portions deleted pursuant to a request for confidential treatment.

actions, including giving testimony, which may reasonably be required in connection with the prosecution of such suit, action or proceeding.

         4.3     Hold Harmless.

                 OSI agrees to defend, protect, indemnify and hold harmless Wyeth and any sublicensee of Wyeth, from and against any loss or expense arising from any proven claim of a third party that it has been granted rights by OSI that Wyeth or any sublicensee of Wyeth in exercising the rights granted to Wyeth by OSI pursuant to this Agreement, has infringed upon such rights granted to such third party by OSI. Wyeth agrees to defend, protect, indemnify and hold harmless OSI from and against any liability, claim, loss, cost or expense arising from any claim for liability based upon Wyeth's manufacture, use or sale of any Licensed Human Therapeutic Product.

         4.4     Third Party License.

                 If the manufacture, use or sale by Wyeth of a Licensed Human Therapeutic Product would, in the opinion of both Wyeth and OSI, infringe a patent owned by a third party, Wyeth and OSI shall attempt to obtain a license under such patent. If Wyeth obtains a license under such patent, (fifty) percent (50%) of any payments made by Wyeth to such third party shall be deductible from royalty payments due from Wyeth to OSI pursuant to this Agreement; provided, however, that in no event shall royalties payable to OSI be reduced by more than twenty-five percent (25%) as a result of all such deductions. All such computations, payments, and adjustments shall be on a patent by patent basis. If OSI is of the opinion that such manufacture, use or sale would not infringe such patent owned by a third party, OSI may, at its election, bring suit against such third party seeking a declaration that such patent is invalid or not infringed by Wyeth's manufacture, use or sale of the Licensed Human Therapeutic Product involved, or may bring opposition, nullity or other proceedings against such patent, as appropriate. If OSI is successful in such suit, Wyeth shall continue to pay royalties in such country as provided in Section 3. If OSI is unsuccessful in such suit, it shall join Wyeth in an attempt to obtain a license under such patent, and fifty percent (50%) of any payments made by Wyeth to such third party for such license shall be deductible from royalty payments due from Wyeth to OSI as to that patent pursuant to this Agreement.

5.       Termination by Wyeth

         Wyeth may terminate this Agreement at any time without cause by giving OSI at least six (6) months notice prior to the termination date. Such termination will not affect the rights and obligations of the parties accrued prior to the termination, including the right of OSI to receive royalties on subsequent sales of Licensed Human Therapeutic Products, and OSI shall be entitled to an exclusive license under Wyeth Patent Rights and Wyeth Technology in the Target area(s) on the same terms under which Wyeth is exclusively licensed under OSI Patent Rights and OSI Technology as provided for in this Agreement.

6.       Representation and Warranty.

         OSI and Wyeth represent and warrant to each other that they have the right to grant to each other the licenses granted to them pursuant to this Agreement, and that the licenses so granted do not conflict with or violate the terms of any agreement between either of them and any third party.

7. Notices. All notices shall be mailed via certified mail, return receipt requested, or courier, addressed as follows, or to such other address as may be designated from time to time:

         If to Wyeth:     To Wyeth at its address as set forth at the beginning
                          of this Agreement

                          Attention:       President,
                                           Wyeth-Ayerst Laboratories

                          with copy to: Office of the General Counsel

         If to OSI:       To OSI at its address as set forth at the beginning of
                          this Agreement

                          Attention: President

Notices shall be deemed given as of the date of receipt.

8.       Additional Terms.

         The following terms of the Collaborative Research Agreement are incorporated into this Agreement as if set forth verbatim:

         (a)     Sections 9.3 and 9.4;

         (b)     Sections 5.1 and 5.2;

         (c)     Sections 6.1 through 6.3, inclusive;

         (d)     Section 12; and

         (e)     Section 13.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

                                              AMERICAN HOME PRODUCTS CORPORATION

                                              By_____________________________

                                              Title____________________________

                                              ONCOGENE SCIENCE, INC.

                                              By_____________________________

                                              Title___________________________

                                EXHIBIT 3

                            LICENSE AGREEMENT

         This LICENSE AGREEMENT is entered into as of ___________, 1991 (the "Effective Date") by and between AMERICAN HOME PRODUCTS CORPORATION, a corporation of the State of Delaware, U.S.A., having its principal place of business at 685 Third Avenue, New York, New York 10017, U.S.A., as represented by its agent, Wyeth-Ayerst Laboratories Division (hereinafter collectively referred to as "Wyeth") and ONCOGENE SCIENCE, INC. (hereinafter referred to as "OSI"), a corporation of the State of Delaware, having its principal place of business at 106 Charles Lindbergh Blvd., Uniondale, New York 11553, U.S.A.

         In consideration of the mutual covenants and promises set forth in this Agreement, the parties agree as follows:

1.       Definitions.

         The capitalized terms used in this Agreement shall have the meanings specified for such terms in this Section 1 and in Section 1 of the Collaborative Research Agreement to which this License Agreement is appended.

         1.1 "Collaborative Research Agreement" means the Collaborative Research Agreement between Wyeth and OSI effective ___________, 1991.

         1.2 "Net Sales" means the gross sales by Wyeth or any sublicensee of Wyeth for arm's length sales to a third party or parties of Licensed Human Therapeutic Products, less transportation, normal returns and allowance (actually paid or allowed by Wyeth), customary discounts (whether cash or trade) and sales or other taxes based on the sales prices whether or not absorbed by Wyeth, but not including taxes assessed against income derived from such sales.

         1.3 "Licensed Human Therapeutic Product" means a Human Therapeutic Product that employs Wyeth Patent Rights, OSI Patent Rights, Wyeth Technology, or OSI Technology in its manufacture, use or sale.

         1.4 "Territory" means all countries of the world, except the United States of America, its territories and possessions and the Commonwealth of Puerto Rico.

2.       Grant of Licenses.

         2.1     License Granted to Wyeth under OSI Patent Rights.

                 OSI grants to Wyeth the exclusive license, including the right to grant sublicenses, to develop, make, use and sell Human Therapeutic Products in the Territory under all OSI's right, title and interest in OSI Patent Rights.

         2.2     License Granted to Wyeth under OSI Technology.

                 OSI grants to Wyeth the exclusive license, including the right to grant sublicenses, to develop, make, use and sell Human Therapeutic Products in the Territory under all OSI's right, title and interest in OSI Technology.

         2.3     Term of License Grants.

                 2.3.1 The term of the grant set forth in Section 2.1 shall commence on the Effective Date and shall terminate on the date of the last to expire of OSI Patent Rights.

                 2.3.2 The term of the grant set forth in Section 2.2 shall commence on the Effective Date and shall run perpetually, except in those countries of the Territory in which such term is limited by law.

                 2.3.3 Wyeth shall have a royalty-free license to manufacture, use and sell each Licensed Human Therapeutic Product in each country of the Territory after the expiration of Wyeth's last obligation to pay royalties on Net Sales of each such Licensed Human Therapeutic Product in each such country.

         2.4     Wyeth Obligations.

                 2.4.1 Wyeth shall use reasonably diligent efforts to commercially develop Licensed Human Therapeutic Products. This requirement shall be deemed satisfied with respect to any specific Target area if Wyeth is developing any Human Therapeutic Product in that Target area. Such development will be shown by semi-annual progress reports which demonstrate that the Human Therapeutic Product remains an active candidate for the filing of a foreign equivalent of an Investigational New Drug Application. Wyeth shall have an exclusive license to all Human Therapeutic Products arising from the Collaborative Research Program in a Target Area so long as it satisfies its development obligation with respect to any specific Target area as provided for in this Section 2.4.1.

                 2.4.2 In the event that, in the course of its development of a Human Therapeutic Product as provided for in Section 2.4.1, it becomes apparent, in Wyeth's determination, that a Product or Products will not be commercially viable, the parties agree to the following disposition of such Product or
Products:

                 a) if the determination arises during or after the term of the Collaborative Research Agreement, and the Product or Products are not the sole development candidates in a specific Target area, the Product or Products shall remain exclusively licensed to Wyeth;

                 b) if the determination arises after expiration of the Collaborative Research

Agreement and if the Products are the sole development candidate or candidates in a specific Target area, OSI shall have the option to an exclusive license thereto, including the right to grant sublicenses, under Wyeth Patent Rights and Wyeth Technology on terms to be negotiated mutually by the parties.

         2.5     Technical Assistance.

                 OSI shall provide to Wyeth or any sublicensee or Direct Licensee of Wyeth at Wyeth's request and expense, any assistance reasonably necessary to enable Wyeth or such sublicensee or Direct Licensee to manufacture, use or sell each Licensed Human Therapeutic Product and to enjoy fully all the rights granted to Wyeth pursuant to this Agreement.

3.       Royalties, Payments of Royalties, Accounting for Royalties, Records.

         3.1     Patent and Technology Rights.

                 Wyeth shall pay OSI a royalty based on the Net Sales in each country of each Licensed Human Therapeutic Product, the manufacture, use or sale of which would infringe a Valid Claim within OSI Patent Rights or Wyeth Patent Rights if such manufacture, use or sale were by an unlicensed third party or which employs OSI Technology of Wyeth Technology. Such royalty shall be paid in each country of the Territory from the date of first commercial sale of each such Licensed Human Therapeutic Product in each such country until the expiration of the last applicable patent to expire with respect to each such country or ten (10) years from the date of such first commercial sale in each such country, whichever is later.

         3.2     Royalty Rates - Patent Rights and Technology.

                 Wyeth shall pay OSI a royalty of *** percent *** of Net Sales of each

***These portions deleted pursuant to a request for confidential treatment.

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
Human Therapeutic Product licensed under Section 2.1 or 2.2. Only one royalty will be due on Net Sales of any such Human Therapeutic Product.

         3.3     Direct Licensees.

                 Wyeth may, at any time, request from OSI and OSI agrees to grant directly to any party ("Direct Licensee(s)") in any country of the Territory exclusive license rights consistent with those granted to Wyeth herein. Accordingly, upon receipt of Wyeth's request, OSI shall enter into and sign a separate direct license agreement or agreements with the companies designated by Wyeth in the request. All direct agreements shall be prepared by Wyeth. In the event that the laws and regulations of the country(ies) require modification of the royalty rate, duration and/or terms and conditions, the direct licenses to Direct Licensees shall be so modified. In the absence or upon the expiration of such laws and regulations, the terms and conditions of any such direct license shall not be less favorable to OSI than those contained in this Agreement. In those countries in which the validity of such direct license requires prior governmental approval or registration, such direct license shall not be binding or have any force or effect until the required governmental approval or registration has been granted.

         3.4     Payment Dates.

                 Royalties shall be paid by Wyeth on Net Sales within sixty (60) days after the end of each calendar quarter in which such Net Sales are made. Such payments shall be accompanied by a statement showing the Net Sales of each Licensed Human Therapeutic Product by Wyeth or any sublicensee of Wyeth in each country of the Territory and a calculation of the amount of royalty due.

         3.5     Accounting.

                 (a) The royalties provided for herein shall accrue and be payable in the national currency of the country where the sale on which payment is based was made, provided that:

                       (i) if law or regulation permits the conversion of such currency into U.S. currency, the same shall be converted into the equivalent value in U.S. currency at the applicable rate of exchange existing at the time of conversion and paid in U.S. currency to OSI at the place of payment;

                       (ii) if the conversion into and/or remittance of U.S. currency is subject to administrative authorization, appropriate action will be taken with the competent authorities to apply diligent efforts to obtain such authorization so as to pay the royalty in U.S. currency within the time stipulated for payment of the royalty;

                       (iii) if by law, regulations or fiscal policy of a country conversion into or transfer of U.S. currency is restricted or forbidden, notice thereof in writing will be given to OSI and payment of the royalty shall be made through such lawful means or method as OSI may designate and at OSI's expense. Failing the designation by OSI of such lawful means or method as aforesaid within a period of sixty (60) days after the aforementioned notice is given to OSI, the payment of such royalty by Wyeth shall be made by the deposit thereof in local currency to the credit of OSI in a recognized banking institution designated by OSI or if none be designated by it within the period of sixty (60) days as aforesaid then in a recognized banking institution notified to OSI; and

                 (b)   Except for those instances provided for by subsections
(i), (ii) and (iii)
above, Wyeth shall guarantee the determination and payment of royalties on all sales made by Wyeth, and its sublicensees and Direct Licensees.

                 (c) All taxes, assessments and fees of any nature levied or incurred on account of any payments accruing under this Agreement, by national, state or local governments, will be assumed and paid by Wyeth except taxes levied thereon as income to OSI and if such taxes are required to be withheld by Wyeth, they will be deducted from such payments due to OSI and will be paid by Wyeth for the account of OSI, and a receipt therefor secured and sent to OSI.

         3.6     Records.

                 Wyeth shall keep for three (3) years from the date of each payment of royalties complete and accurate records of sales by Wyeth of each Licensed Human Therapeutic Product in sufficient detail to allow the accruing royalties to be determined accurately. OSI shall have the right for a period of three (3) years after receiving any report or statement with respect to royalties due and payable to appoint at its expense an independent certified public accountant reasonably acceptable to Wyeth to inspect the relevant records of Wyeth to verify such report or statement. Wyeth shall make its records available for inspection by such independent certified public accountant during regular business hours at such place or places where such records are customarily kept, upon reasonable notice from OSI, to the extent reasonably necessary to verify the accuracy of the reports and payments. Such inspection right shall not be exercised more than once in any calendar year nor more than once with respect to sales in any given period. OSI agrees to hold in strict confidence all information concerning royalty payments and reports, and all information learned in the course of any audit or inspection, except to the extent it is necessary for OSI to reveal such information in order to enforce its rights under this Agreement or if disclosure is required by law. The failure of OSI to request verification of any report or statement during said three-year period shall be considered acceptance of the accuracy of such report, and Wyeth shall have no obligation to maintain records pertaining to such report or statement beyond said three-year period. The results of the inspection shall be binding on both parties.

4.       Legal Action.

         4.1.1 Actual or Threatened Disclosure or Infringement of Wyeth Patent Rights or Technology


                 When information comes to the attention of Wyeth to the effect that any Wyeth Patent Rights or Technology relating specifically to a Licensed Human Therapeutic Product have been, or are threatened to be, unlawfully disclosed or that any of the exclusive rights granted by this Agreement has been or is threatened to be unlawfully infringed, Wyeth shall have the right at its expense to take such action as it may deem necessary to prosecute or prevent such unlawful disclosure or infringement, including the right to bring or defend any suit, action or proceeding involving any such disclosure or infringement. Wyeth shall notify OSI promptly of the receipt of any such information and of the commencement of any such suit, action or proceeding. If Wyeth determines that it is necessary or desirable for OSI to join any such suit, action or proceeding, OSI shall execute all papers and perform such other acts as may be reasonably required to permit Wyeth to act in OSI's name. In the event that Wyeth brings a suit, it shall have the right first to reimburse itself out of any sums recovered in such suit or insist settlement for all reasonable costs and expenses of every kind and character, including reasonable attorney's fees, involved in the prosecution of any suit, and *** percent *** of any funds that shall remain from said recovery shall be distributed to OSI and the balance of such funds shall be retained by Wyeth. If Wyeth does not, within one hundred twenty (120) days after giving notice to OSI of the above-described information, notify OSI of Wyeth's intent to bring suit against any infringer, OSI shall have the right to bring suit for such alleged infringement, but it shall not be obligated to so do, and may join Wyeth as party plaintiff, if appropriate, in which event OSI shall hold Wyeth free, clear and harmless from any and all costs and expenses of such litigation, including attorney's fees, and any sums recovered in any such suit or in its settlement shall belong to OSI. However, *** percent *** of any such sums received by OSI, after deduction of the costs and expenses of litigation, including attorney's fees paid, shall be paid to Wyeth. Each party shall always have the right to be represented by counsel of its own selection and at its own expense in any suit instituted by the other for infringement, under the terms of this Section 4.1.1. If Wyeth lacks standing to bring any such suit, action or proceeding, then OSI shall do so at the request of Wyeth and at Wyeth's expense.

         4.1.2 Actual or Threatened Disclosure or Infringement of OSI Patent Rights or Technology


                 When information comes to the attention of OSI to the effect that any OSI Patent Rights or Technology relating specifically to a Licensed Human Therapeutic Product have been, or are threatened to be, unlawfully disclosed or that any of the exclusive rights granted by this Agreement has been, or is threatened to be, unlawfully infringed, OSI shall have the right at its expense to take such action as it may deem necessary to prosecute or

*** These portions deleted pursuant to a request for confidential treatment.

prevent such unlawful disclosure or infringement, including the right to bring or defend any suit, action or proceeding involving any such disclosure or, infringement. OSI shall notify Wyeth promptly of the receipt of any such information and of the commencement of any such suit, action or proceeding. If Wyeth determines that it is necessary or desirable for Wyeth to join any such suit, action or proceeding, Wyeth shall execute all papers and perform such other acts as may be reasonably required to permit OSI to act in Wyeth's name. In the event that OSI brings a suit, it shall have the right first to reimburse itself out of any sums recovered in such suit or in its settlement for all reasonable costs and expenses of every kind and character, including reasonable attorneys fees, involved in the prosection of any suit, and *** percent *** of any funds that shall remain from said recovery shall be distributed to Wyeth and the balance of such funds shall be retained by OSI. If OSI does not, within one hundred twenty (120) days after giving notice to Wyeth of the above-described information, notify Wyeth of OSI's intention to bring suit against any infringer, Wyeth shall have the right to bring suit for such alleged infringement, but it shall not be obligated to do so, and may join OSI as party plaintiff, if appropriate, in which event Wyeth shall hold OSI free, clear and harmless from any and all costs and expenses of such litigation, including attorney's fees, and any sums recovered in any such suit or in its settlement shall belong to Wyeth. However, *** percent *** of any such sums received by Wyeth, after deduction of the costs and expenses of litigation, including attorney's fees paid, shall be paid to OSI. Each party shall always have the right to be presented by counsel of its own selection and at its own expense in any suit instituted by the other for infringement, under the terms of this
Section 4.1.2. If OSI lacks standing to bring any such suit, action or proceeding, then Wyeth

*** These portions deleted pursuant to a request for confidential treatment.

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
shall do so at the request of OSI and at OSI's expense.

         4.2     Defense of Infringement Claims.

                 OSI will cooperate with Wyeth at Wyeth's expense in the defense of any suit, action or proceeding against Wyeth or any sublicensee of Wyeth alleging the infringement of the intellectual property rights of a third party by reason of the use of Patent Rights or Technology in the manufacture, use or sale of any Licensed Human Therapeutic Product. Wyeth shall give OSI prompt written notice of the commencement of any such suit, action or proceeding or claim of infringement and will furnish OSI a copy of each communication relating to the alleged infringement. OSI shall give to Wyeth all authority (including the right to exclusive control of the defense of any such suit, action or proceeding and the exclusive right to compromise, litigate, settle or otherwise dispose of any such suit, action or proceeding), information and assistance necessary to defend or settle any such suit, action or proceeding pursuant to this Section 4.2. Wyeth may join OSI as a defendant if necessary or desirable, and OSI at Wyeth's expense shall executive all documents and take all other actions, including giving testimony, which may reasonably be required in connection with the prosecution of such suit, action or proceeding.

         4.3     Hold Harmless.

                 OSI agrees to defend, protect, indemnify and hold harmless Wyeth and any sublicensee of Wyeth, from and against any loss or expense arising from any proven claim of a third party that it has been granted rights by OSI that Wyeth or any sublicensee of Wyeth in exercising the rights granted to Wyeth by OSI pursuant to this Agreement, has infringed upon such rights granted to such third party by OSI. Wyeth agrees to defend, protect, indemnify and hold harmless OSI from and against any liability, claim, loss, cost or expense arising from any claim for liability based upon Wyeth's manufacture, use or sale of any Licensed Human Therapeutic Product.

         4.4     Third Party License.

                 If the manufacture, use or sale by Wyeth of a Licensed Human Therapeutic Product in any country would, in the opinion of both Wyeth and OSI, infringe a patent owned by a third party, Wyeth and OSI shall attempt to obtain a license under such patent. If Wyeth obtains a license under such patent, fifty percent (50%) of any payments made by Wyeth to such third party shall be deductible from royalty payments due from Wyeth to OSI pursuant to this Agreement; provided, however, that in no event shall royalties payable to OSI be reduced by more than twenty-five percent (25%) as a result of all such deductions. All such computations, payments, and adjustments shall be on a country by country and patent by patent basis. If OSI is of the opinion that such manufacture, use or sale would not infringe such patent owned by a third party, OSI may, at its election, bring suit against such third party seeking a declaration that such patent is invalid or not infringed by Wyeth's manufacture, use or sale of the Licensed Human Therapeutic Product involved, or may bring opposition, nullity or other proceedings against such patent, as appropriate. If OSI is successful in such suit, Wyeth shall continue to pay royalties in such country as provided in Section 3. If OSI is unsuccessful in such suit, it shall join Wyeth in an attempt to obtain a license under such patent, and fifty percent (50%) of any payments made by Wyeth to such third party for such license shall be deductible from royalty payments due from Wyeth to OSI as to the patent and that country pursuant to this Agreement.

5.       Treatment of Confidential Information.

         5.1     Confidentiality.

                 5.1.1 Wyeth and OSI each recognize that the other's Confidential Information constitutes highly valuable proprietary, confidential information. Wyeth and OSI each agree that during the term of this Agreement and for five (5) years thereafter, they will keep confidential all Confidential Information that is disclosed to them or to any of their Affiliates pursuant to this Agreement. Neither Wyeth nor OSI nor any of their Affiliates shall use such Confidential Information except as expressly permitted in this Agreement.

                 5.1.2 Wyeth and OSI acknowledge that the Wyeth and OSI confidential Information is highly valuable, proprietary, confidential information, and agree that any disclosure of Confidential Information to any officer, employee or agent of the other or of any of its Affiliates shall be made only if, and to the extent, necessary to carry out its responsibilities under this Agreement and shall be limited to the maximum extent possible consistent with such responsibilities. Each party agrees not to disclose the other's Confidential Information to any third party under any circumstance without written permission. Each party shall take such action, and shall cause its Affiliates to take such action, to preserve the confidentiality of the other's Confidential Information as it would customarily take to preserve the confidentiality of its own confidential information. Each party, upon the other's request, will return all the Confidential Information disclosed to it pursuant to this Agreement, including all copies and extracts of documents within sixty (60) days of the request after the termination of this Agreement.

                 5.1.3 OSI represents that all of its employees participating in the Research

Program who shall have access to Wyeth Confidential Information are bound by agreements to maintain such information in confidence. Consultants will be similarly bound.

         5.2 Publication. Except as required to pursue patent protection, the parties agree not to publish the results obtained in the course of the Research Program unless mutually agreed in which case the results may be submitted for publication following scientific review by the Research Committee and subsequent approval by OSI's and Wyeth's managements.

6.       Intellectual Property Rights.

         6.1 Ownership. All OSI Technology and OSI Patent Rights shall be owned solely by OSI regardless of whether such Technology or Patent Rights are developed, conceived, discovered, or invented by employees of, or consultants to, OSI solely or jointly with employees or, or consultants to, Wyeth. All Wyeth Technology and Wyeth Patent Rights shall be owned solely by Wyeth regardless of whether such Technology or Patent Rights are developed, conceived, discovered, or invented by employees of, or consultants to, Wyeth solely or jointly with employees of, or consultants to, OSI.

         6.2 Filing, Prosecution and Maintenance of Patent Rights. OSI shall have the exclusive right, at its expense and in its sole discretion to file, prosecute, defend, enforce, and maintain OSI Patent Rights. Wyeth shall have the exclusive right, at its expense and in its sole discretion to file, prosecute, defend, enforce and maintain Wyeth Patent Rights.

         6.3 Consultation Concerning Patent Rights. OSI and Wyeth shall each provide to the other copies of all patent applications within OSI Patent Rights or Wyeth Patent Rights, respectively, which relate to the Targets prior to filing such applications for the purpose of obtaining substantive comments of the other's patent counsel. Each party shall provide to the other copies of all documents relating to prosecution of such patent applications in a timely manner. Each party shall provide to the other every six
(6) months a reporting detailing the status of all such patent applications.

7.       Termination by Wyeth

         7.1 Wyeth may terminate this Agreement at any time without cause by giving OSI at least six (6) months notice prior to the termination date. Such termination will not affect the rights and obligations of the parties accrued prior to the termination, including the right of OSI to receive royalties on subsequent sales of Licensed Human Therapeutic Products, and OSI shall be entitled to an exclusive license under Wyeth Patent Rights and Wyeth Technology in the Target area(s) on the same terms under which Wyeth is exclusively licensed under OSI Patent Rights and OSI Technology as provided for in this Agreement.

         7.2 Events of Termination. The following events shall constitute events of termination ("Events of Termination"):

                 (a) any representation or warranty by OSI or Wyeth, or any of its officers, under or in connection with this Agreement shall prove to have been incorrect in any material respect when made;

                 (b) OSI or Wyeth shall fail in any material respect to perform or observe any term, convent or understanding contained in this Agreement or in any of the other documents or instruments delivered pursuant to, or concurrently with, this Agreement, and any such failure shall remain unremedied for thirty
(30) days after written notice to the failing party.

         7.3     Termination.

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
                 7.3.1 Upon the occurrence of any Event of Termination, the party not responsible may, by notice to the other party, terminate this Agreement.

                 7.3.2 If Wyeth terminates this Agreement pursuant to Section 9.4.1, the License Agreements shall continue according to their terms. If OSI terminates this Agreement pursuant to Section 9.4.1, the License Agreements shall also terminate.

8.       Representation and Warranty.

         OSI and Wyeth represent and warrant to each other that they have the right to grant to each other the licenses granted to then pursuant to this Agreement, and that the licenses so granted do not conflict with or violate the terms of any agreement between either of them and any third party.

9. Notices. All notices shall be mailed via certified mail, return receipt requested, or courier, addressed as follows, or to such other address as may be designated from time to time:

         If to Wyeth:    To Wyeth at its address as set forth at the beginning
                         of this Agreement

                         Attention:       President,
                                          Wyeth-Ayerst International, Inc.

                         with copy to:   Office of the General Counsel

         If to OSI:      To OSI at its address as set forth at the beginning of
                         this Agreement

                         Attention: President

Notices shall be deemed given as of the date of receipt.

10. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York.

11.      Miscellaneous.

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
         11.1 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective legal representatives, successors and permitted assigns.

         11.2 Headings. Paragraph headings are inserted for convenience of reference only and do not form a part of this Agreement.

         11.3 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original.

         11.4 Amendment; Waiver; etc. This Agreement may be amended, modified, superseded or canceled, and any of the terms may be waived, only by a written instrument executed by each party or, in the case of waiver, by the party or parties waiving compliance. The delay or failure of any part at any time or times to require performance of any provision shall in no manner affect its rights at a later time to enforce the same.

         11.5 No Third Party Beneficiaries. No Person not a party to this Agreement, including any employee of any party to this Agreement, shall have or acquire any rights by reason of this Agreement. Nothing contained in this Agreement shall be deemed to constitute the parties partners with each other or any Person.

         11.6 Assignment and Successors. This Agreement may not be assigned by either part, in whole or in part, except to an Affiliate, to a purchaser of all or substantially all of its assets or to any successor corporation resulting from any merger or consolidation with or into such corporation.

12. Wyeth-Ayerst International, Inc., as an Agent of American Home Products Corporation



         American Home Products Corporation hereby appoints Wyeth-Ayerst International,

Inc., as its sole and exclusive agent during the term of this Agreement for the purpose of administrating on its behalf the rights and obligations under this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

                                              AMERICAN HOME PRODUCTS CORPORATION

                                              By_______________________________

                                              Title_____________________________

                                              ONCOGENE SCIENCE, INC.

                                              By_____________________________

                                              Title____________________________

                                      -49-